                                                                   Exhibit 99.3A


        ORDERED in the Southern District of Florida on December 21 2005

                      [UNITED STATES BANKRUPTCY COURT SEAL]

                               /s/ A. Jay Cristol
                      ------------------------------------
                      A. Jay Cristol, Chief Judge Emeritus
                         United States Bankruptcy Court

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION
                              www.flsb.uscourts.gov
                              ---------------------


-------------------------------
IN RE:                              Chapter 11

EPIXTAR CORP., et al.,              Case Nos. 05-42040-BKC-AJC through
                                    05-42049-BKC-AJC
    Debtors.                        (Jointly Administered)
-------------------------------


                  FINAL ORDER AUTHORIZING CALL CENTER DEBTORS
                TO OBTAIN SECURED DEBTOR-IN-POSSESSION FINANCING
            FROM AND USE CASH COLLATERAL OF LAURUS MASTER FUND, LTD.
            --------------------------------------------------------

         A. This matter is before the Court on the emergency motion (the "Motion") of the above-captioned debtors and debtors-in-possession (the "Debtors") in the above-captioned Chapter 11 cases (the "Bankruptcy Cases"), requesting entry of an order pursuant to Bankruptcy Code ss. 364(c) to obtain secured debtor-in-possesion financing from Laurus Master Fund, Ltd. ("Lender") of up to $2,500,000. The Debtors have represented to the Court that Lender was the Debtors' pre-petition secured lender and that the Debtors had, prior to the date of commencement of the Bankruptcy Cases (the "Petition Date"), granted Lender liens, mortgages, pledges and security interests in substantially all assets of the Debtors (the "Pre-Petition Collateral"), including without limitation the capital stock of Debtor Epixtar Corp. ("Epixtar") in its first-tier subsidiaries NOL Group, Inc. ("NOL") and VOXX Corporation ("VOXX"), and the capital stock of both NOL and VOXX in their respective first-tier and second tier-subsidiaries.

         B. The Debtors and Lender, which was the Debtors' pre-petition senior secured lender, had previously appeared before the Court on October 12, 2005 (the "Cash Collateral Hearing") at which time the Court heard the Motion of the Debtors-in-Posession for Authority to Use Cash Collateral and Request for Expedited Hearing (the "Cash Collateral Motion") at which, among other things, the Debtors and Lenders agreed to the Debtors' conditional and limited use of Lender's cash collateral based upon an agreed interim budget.

         C. The Debtors have represented to the Court that subsequent to the Cash Collateral Hearing, (a) Lender informed the Debtors that Lender was unwilling to consent to (i) the use of cash collateral generated by Epixtar, VOXX and the subsidiaries of NOL (collectively, the "Call Center Debtors") to fund the expenses of NOL and the subsidiaries of NOL (collectively, the "ISP Debtors"), (ii) the use of cash collateral generated by the ISP Debtors to fund the expenses of the Call Center Debtors, (b) the Debtors informed Lender that the Call Center Debtors required the use of funds in addition to cash collateral generated by the Call Center Debtors to fund their necessary expenses essential to prevent irreparable harm to their estates, and (c) the Debtors informed Lender that the ISP Debtors were projected to fund their necessary expenses solely through the use of Lender's cash collateral and did not require financing therefor.

         D. The Debtors have further represented to the Court that after negotiations between the parties, Lender has agreed, subject to the Court's approval, to make a debtor-in-possession loan to the Call Center Debtors on the terms and conditions set forth in (collectively, the "DIP Financing Documents") this Order, the proposed agreements and accompanying documents and instruments to be filed with the Court (collectively, the "Post-Petition Agreement") and the budget annexed hereto (collectively, with any Extension Budget, as such term is defined below, the "Budget").

         E. The Court, having reviewd the file, having heard arguments of counsel, having conducted an interim hearing with respect to the Motion on December 2, 2005 and having entered an interim order with respect to the Motion on December 2, 2005 (docket no.99) (the "Interim Order"), having determined that good and sufficient cause exists in support of the relief requested, having determined that the entry of this Order is necessary to avoid irreparable harm to the estates, makes the following findings of fact and conclusions of law (to the extent any findings of fact constitute conclusions of law, they are adopted as such, and vice versa):

                  (a) Lender is willing to advance monies to the Call Center Debtors only upon the conditions contained in this Order;

                  (b) the Call Center Debtors are unable to obtain sufficient levels of unsecured credit allowable under Bankruptcy Code ss. 503(b)(1) as an administrative expense necessary to maintain and conduct its business;

                  (c) the Call Center Debtors are unable to obtain secured credit allowable only under Bankruptcy Code ss. 364(c)(1) and (c)(2), except under the terms and conditions provided in this Order;

                  (d) it is in the best interest of the Call Center Debtors' estates that they be allowed to finance their operations under the terms and conditions set forth herein, as such financing is necessary to prevent a disruption of their business and to permit the Call Center Debtors to attempt to achieve a successful reorganization; and

                  (e) the Call Center Debtors admit and represent, without prejudice to the rights of the Official Committee of Unsecured Creditors (the "Committee") and third parties to challenge same to the extent set forth below, that as of the Petition Date, in accordance with the Pre-Petition Agreements, (1) the Call Center Debtors were indebted to Lender, without defense, counterclaim, recoupment or offset of any kind, in the aggregate amount of approximately $15.4 million in respect of loans, advances and other financial accommodations made by Lender to the Call Center Debtors in accordance with the Pre-Petition Agreements (the "Pre-Petition Obligations") (which obligations are being reduced subsequent to the Petition Date in accordance with the terms of the 9019 Order and the Settlement Stipulation (as such terms are defined below)), and (2) the Pre-Petition Obligations were secured by valid, enforceable and properly perfected first priority liens, mortgages, pledges and security interests in and to the Pre-Petition Collateral of the Call Center Debtors.

                  (f) the credit and financial accommodations to be extended under the DIP Financing Documents are being extended by Lender in good faith and Lender is entitled to the protection of Bankruptcy Code ss. 364(c);

                  (g) notice of relief sought by the Motion and the hearings with respect thereto, believed by the Call Center Debtors to be the best available notice under the circumstances, has been given pursuant to Bankruptcy Rule 4001(c) to the Committee's, Lender's and the U.S. Trustee's respective counsel, to the creditors holding the twenty largest unsecured claims against the Debtors' estates, and to those parties who have filed notices of appearance in these Bankruptcy Cases, and no further notice of, or hearing on, the relief sought in the Motion is required;

                  (h) good and sufficient cause exists for the issuance of this Order, to prevent immediate and irreparable harm to the Call Center Debtors' estates; and

                  (i) the Court has core jurisdiction over the Call Center Debtors' bankruptcy case, the Motion, and the parties and property affected by the Motion pursuant to 28 U.S.C. ss.ss. 157(b) and 1334, and venue is proper before the Court pursuant to 28 U.S.C. ss.ss. 1408 and 1409;

         NOW, THEREFORE, IT IS ORDERED:

         1. Subject to the Court's entry of the "9019 Order" (as such term is defined below), the Call Center Debtors are authorized and deemed to ratify and adopt the Pre-Petition Agreements, including the validity and enforceability of the Pre-Petition Obligations to Lender thereunder, subject to the rights of the Committee and third parties to challenge same to the extent set forth below.

         2. The Call Center Debtors are authorized (a) to enter into the Post-Petition Agreement, (b) to borrow funds from and incur debt to Lender pursuant to the terms and conditions of the DIP Financing Documents in aggregate principal amount not to exceed $2,500,000, and use Lender's cash collateral, as such term is defined in Bankruptcy Code ss. 363(a) ("Cash Collateral"), in accordance with the Budget, from and after the date of the Interim Order, subject to the execution and delivery of the Post-Petition Agreement, and (c) to grant to Lender the liens and security interests provided for under the Post-Petition Agreement and this Order. Lender's obligation to provide such debtor-in-possession financing to the Call Center Debtors is subject to the Court's having "so ordered" or otherwise approved (the "9019 Order") that certain "Stipulation and Order Settling Controversy Pursuant to Bankruptcy Rule 9019" dated December 1, 2005 (as annexed to the Debtors' motion therefor, docket no. 94, and as amended, modified and/or revised at or prior to the hearing before the Court for approval thereof pursuant to Bankruptcy Rule 9019, the "Settlement Stipulation"). The Post-Petition Agreement shall (a) provide, among other things, that non-default interest on the outstanding principal amount of the Call Center Debtors' Post-Petition Obligations to Lender shall be charged at a rate per annum equal to fifteen percent (15%) per annum and shall be comprised of a current pay component of twelve percent (12%) per annum and a deferred pay component of three percent (3%) per annum accruing monthly and payable in kind, in each case, in arrears, commencing on March 1, 2006, and (b) otherwise be substantially in the form and substance of the pre-petition note and security agreements between Lender and the Call Center Debtors.

         3. As adequate protection for any post-petition diminution in value of Lender's interests in the Pre-Petition Collateral of the Call Center Debtors, including without limitation that caused by the Call Center Debtors' use of the Pre-Petition Collateral and/or Cash Collateral, including without limitation for purposes of the "Carve-Out" (as such term is defined below), Lender is granted a joint and several post-petition claim (the "Adequate Protection Claim") against the Call Center Debtors' estates.

         4. The Adequate Protection Claim and any and all "Obligations" (as such term is defined in the Post-Petition Agreement) of the Call Center Debtors to Lender arising subsequent to the date of entry of the Interim Order (the "Post-Petition Obligations", and together with the Adequate Protection Claim the "Bankruptcy Claim", which shall not include the Pre-Petition Obligations) shall have priority in payment over the Pre-Petition Obligations of the Call Center Debtors and over any other obligations now in existence or incurred hereafter by the Call Center Debtors, and over any and all administrative expenses or charges against property arising in the Call Center Debtors' bankruptcy case, including without limitation those specified in Bankruptcy Code ss.ss. 105, 326, 328, 330, 331, 503(b), 507(a), 507(b), 726, 1113 or 1114, subject only to the Carve-Out;
provided, however, that with respect to the Bankruptcy Claim and solely inter se, the Post-Petition Obligations shall be senior to the Adequate Protection Claim, and the Adequate Protection Claim shall be junior and subordinate to Post-Petition Obligations.[TEXT CUT OFF] Obligations, Lender shall have no further Adequate Protection Claim.

         5. Pursuant to Bankruptcy Code ss.ss. 362, 363(e) and 364(c), as security for the Bankruptcy Claim, the Call Center Debtors are authorized to and do grant to Lender a valid, binding, enforceable and automatically perfected lien, mortgage, pledge and/or security interest (a "Lien"), subject only to Liens existing as of the Petition Date that are valid, enforceable and not subject to avoidance by a trustee under the Bankruptcy Code, in all of the Call Center Debtors' presently owned or hereafter acquired property and assets, whether such property and assets were acquired by the Call Center Debtors before or after the Petition Date, of any kind or nature, whether real or personal, tangible or intangible, wherever located, including without limitation the capital stock in any Call Center Debtor owned by any other Call Center Debtor, and the proceeds and products thereof (collectively, the "Collateral") (to the extent acquired after the Petition Date, the "Post-Petition Collateral"); provided, however, that (a) Lender's Lien securing the Pre-Petition Obligations of the Call Center Debtors shall be subject and subordinate to the Lien securing the Bankruptcy Claim (the "Post-Petition Lien"), and (b) with respect to the Post-Petition Lien and solely inter se, the Lien securing the Post-Petition Obligations shall be senior to the Lien securing the Adequate Protection Claim, and the Lien securing the Adequate Protection Claim shall be subject and subordinate to the Lien securing the Post-Petition Obligations.

         6. Notwithstanding anything in this Order to the contrary:

                  (a) The Post-Petition Lien, the Adequate Protection Claim and the Lien securing the Pre-Petition Obligations shall be subject to the Carve-Out and to post-petition purchase money security interests and capital leases of the Call Center Debtors permitted pursuant to the Pre-Petition Agreements and/or the Post-Petition Agreement;

                  (b) The Post-Petition Lien shall be senior to the Lien securing the Pre-Petition Obligations and to the Liens of Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital II, LLC, Sands Brothers Venture Capital III, LLC, Sands Brothers Venture Capital IV, LLC and their respective affiliates (collectively, with Laidlaw & Company (UK) Ltd. and its affiliates, "Sands").

                  (c) The Post-Petition Lien of Lender shall not impair the priority or status of (i) any valid, properly perfected and enforceable pre-petition Lien in favor of the Miami-Dade County Tax Collector against personal property of the Call Center Debtors, or (ii) any post-petition Lien in favor of the Miami-Dade County Tax Collector against personal property of the Call Center Debtors which may be entitled to first priority under applicable law.

                  (d) The Collateral shall include all claims and causes of action available to the Call Center Debtors and/or their estates, including those arising pursuant to Chapter 5 of the Bankruptcy Code, including without limitation the "RSI Escrow Actions" (as such term is defined below, and which are governed solely by the provisions of the following subparagraph) and recoveries upon such claims and causes of action. Notwithstanding the foregoing, other than with respect to the RSI Escrow Actions, the net recovery from all such claims and causes of action available to the Call Center Debtors' or their estates shall be evenly divided between Lender and the Committee or any subsequently appointed Chapter 11 or Chapter 7 Trustee (for the benefit of the Call Center Debtors' estates, including general unsecured creditors). The Committee shall identify and pursue such claims and causes of action and deduct first from the aggregate gross recoveries thereon the professional fees and expenses incurred in achieving such recoveries (the "Net Recoveries"). Lender's 50% share of the Net Recoveries will be payable to and applied by Lender to reduce the Post-Petition Obligations. After payment in full of the Post-Petition Obligations, from whatever source, any remaining portion of Lender's 50% share of the net recoveries shall first be applied to the payment of interest, fees and expenses on the $5.0 million remaining portion of Lender's and Sands' Pre-Petition Obligations as allowed pursuant to the Settlement Stipulation and thereafter shall be held in escrow pending a determination of whether the $5.0 million remaining portion of Lender's and Sands' post confirmation secured debt will be converted into equity pursuant to the terms and conditions of the Settlement Stipulation. If all such debt is in fact converted to equity, then the remaining portion of Lenders' 50% share of the Net Recoveries shall be available to the Committee or any subsequently appointed Chapter 11 or Chapter 7 trustee (for the benefit of the Call Center Debtors' estates, including general unsecured creditors). If any of such debt is not converted to equity, then the remaining portion of Lender's 50% share of the Net Recoveries shall be used to repay such debt until paid in full. Notwithstanding anything herein to the contrary, the Committee's 50% share of the Net Recoveries and any remaining portion of Lender's 50% share of the Net Recoveries shall be free and clear of any and all liens or claims of Lender, Sands or any other secured creditor including the Post Petition Lien, the Pre-Petition Lien and the Adequate Protection Claim.

                  (c) For purposes of this Order, "RSI Escrow Actions" shall mean Epixtar's claims and causes of action and recoveries thereupon against Realization Services, Inc. ("RSI") and/or Troutman Sanders LLP as escrow agent ("Troutman") for the recovery of (and equal to the value of) funds placed into escrow pursuant to that certain Escrow Agreement dated as of July 20, 2005 among Epixtar, Lender, RSI and Troutman. The first recoveries against RSI and/or Troutman with respect to the RSI Escrow Actions up to the value of the funds placed into escrow shall be directed to Lender or turned over to Lender in the form received for application in reduction of the Post-Petition Obligations and shall not be subject to the sharing mechanism of the preceding paragraph. All recoveries against RSI and/or Troutman in excess of the value of the funds placed into escrow shall be maintained by Epixtar and/or the Committee (for the benefit of the Call Center Debtors' estates, including general unsecured creditors) and shall not be subject to the sharing mechanism of the preceding subparagraph, nor subject to the Post-Petition Lien, the Adequate Protection Claim or the Lien securing the Pre-Petition Obligations.

         7. Notwithstanding Lender's Bankruptcy Claim, the Post-Petition Lien and the Liens securing the Pre-Petition Obligations, the Collateral and Cash Collateral may be used by the Call Center Debtors, if sufficient unencumbered funds are not available from the Call Center Debtor's estate, to pay (collectively, the "Carve-Out");

                  (a) the statutory fees of the United States Trustee pursuant to 28 U.S.C. ss. 1930(a) and any unpaid fees due and owing to the Clerk of the Court;

                  (b) the allowed fees and expenses of professionals retained and approved pursuant to final orders of the Court ("Professionals") by the Call Center Debtors in aggregate amount not to exceed $200,000, exclusive of pre-petition retainers;

                  (c) the allowed fees and expenses of Professionals of the Committee, and the reasonable expenses of members of the Committee (other than the fees and expenses of professionals employed by members of the Committee), in aggregate amount not to exceed $250,000;

                  (d) the allowed fees and expenses of any Chapter 7 Trustee under Bankruptcy Code ss. 726(b), including without limitation the allowed fees and expenses of the Chapter 7 Trustee's Professionals, in aggregate amount not to exceed $10,000.

All payments received by Professionals with respect to fees and expenses within the scope of the Carve-Out (exclusive of pre-petition retainers) shall reduce the respective Carve-Out on a dollar-for-dollar basis.

         8. The Post-Petition Lien shall not be subject to any Lien or any other interest which is avoided and which would otherwise be preserved for the benefit of the Call Center Debtors' estate under Bankruptcy Code ss. 551, and the Post-Petition Lien shall encumber and constitute a prior Lien to any Lien which is avoided and which would otherwise be so preserved for the benefit of the Call Center Debtors' estate. Lender shall not be subject to the equitable doctrines of "marshaling" or any similar claim or doctrine with respect to any Collateral securing any of the Bankruptcy Claim.

         9. The Call Center Debtors waives irrevocably all claims and rights, if any, it might otherwise assert against the Collateral pursuant to Bankruptcy Code ss.ss. 506(c) or 552(b).

         10. Except from and pursuant to the terms of the Carve-Out, no entity in the course of this bankruptcy case (whether Chapter 11 or subsequent Chapter
7), shall be permitted to recover from the Collateral (whether directly or through grant of derivative and/or equitable standing in the name of the Call Center Debtors and/or the Call Center Debtors' estate) any cost or expense of preservation or disposition of the Collateral, including, without limitation, expenses and charges as provided in Bankruptcy Code ss.ss. 506(c) or 552(b) without the prior written consent of Lender. No entity (other than Professionals who are beneficiaries of the Carve-Out to the extent of and subject to the terms and conditions thereof) shall be permitted to recover from the Collateral, or assert against Lender, any claim with respect to any unpaid administrative expense of the Call Center Debtors' bankruptcy case, whether or not the Call Center Debtors' payment of such administrative claim was contemplated by or included in the Budget.

         11. The Call Center Debtors shall not use Cash Collateral other than in accordance with the provisions of paragraph "2" this Order and/or for purposes of the Carve-Out. So long as there are any Obligations outstanding to Lender, unless Lender shall have given its prior written consent, or the Court enters an order, upon at least three (3) business days prior written notice to Lender and after a hearing, there shall not at any time be entered in the Call Center Debtors' Chapter 11 case any further orders which authorize: (a) under Bankruptcy Code ss. 363, the use of Cash Collateral in which Lender has an interest, or the sale, use, or lease, other than in the ordinary course of business, of property of the Call Center Debtors in which Lender has an interest, (b) the obtaining of credit or the incurring of indebtedness pursuant to Bankruptcy Code ss.ss. 364(c) or 364(d), or any other grant of rights against the Call Center Debtors and/or its estate, secured by a lien, mortgage or security interest in the Collateral held by Lender or entitled to priority administrative status which is equal or superior to that granted to Lender herein, other than post-petition purchase money security interests and capital leases of the Call Center Debtors permitted pursuant to the Pre-Petition Agreements and/or the Post-Petition Agreement; or (c) the return of goods by the Call Center Debtors pursuant to Bankruptcy Code ss. 546(h).

         12. The Pre-Petition Obligations shall include Lender's attorneys' and other professionals' fees and expenses arising from or related to the Cash Collateral Motion, the Settlement Stipulation and the DIP Financing Documents, including without limitation the negotiating, closing, documenting and obtaining of Court approval thereof. The Post-Petition Obligations shall, subject to the following sentence of this paragraph, also include Lender's reasonable attorneys' and other professionals' fees and expenses arising from or relating to (a) all proceedings in connection with any Disposition (as such term is defined below), and (b) all proceedings in connection with the interpretation, amendment, modification, enforcement, enforceability, validity or carrying out of the Post-Petition Agreement, the Interim Order or this Order at any time. With respect to the fees and expenses under the immediately preceding sentence of this paragraph, Lender shall provide at least five (5) business days prior written notice thereof (the "Fee Notice") to the Noticed Parties (as such term is defined below). The Fee Notice shall be accompanied by copies of such professionals' invoices to Lender, subject to redaction against disclosure of privileged and/or confidential information. Such invoices shall become Post-Petition Obligations without application to or further order of the Court unless, prior to the expiration of the five (5) business day period, appropriate pleadings objecting thereto are filed with the Court and served upon Lender by any of the Noticed Parties. The foregoing provisions are without prejudice to Lenders' rights under Bankruptcy Code ss. 506(b), the Pre-Petition Agreements and the Post-Petition Agreement with respect to Lenders' fees, costs and expenses.

         13. The Call Center Debtors, at their expense, shall continue to keep the Collateral fully insured against all loss, peril and hazard and make Lender loss payee as its interests appear under such policies. The Call Center Debtors shall pay any and all undisputed post-petition taxes, assessments and governmental charges with respect to such collateral all as provided under the Pre-Petition Agreements and/or the Post-Petition Agreement, except as otherwise permitted by the Bankruptcy Code. The Call Center Debtors shall provide Lender with proof of the foregoing within three (3) business days of written demands and will give Lender access to its records in this regard.

         14. The automatic stay provisions of Bankruptcy Code ss. 362 are modified to permit (a) the Call Center Debtors to implement and perform the terms of the DIP Financing Documents, and (b) the Call Center Debtors to create, and Lender to perfect, any and all post-petition liens, mortgages and security interests granted hereunder. Lender shall not be required to file UCC financing statements or other instruments with any other filing authority to perfect any post-petition lien, mortgage or security interest granted by this Order or take any other action to perfect such post-petition liens, mortgages and security interests, which shall be deemed automatically perfected by the docket entry of the Interim Order by the Clerk of the Court. If, however, Lender shall, in its sole and absolute discretion, elect for any reason to file, record or serve any such financing statements or other documents with respect to such post-petition liens and security interests, the Call Center Debtors shall execute same upon request and the filing, recording or service thereof (as the case may be) shall be deemed to have been made at the time and on the date of entry of the Interim Order.

         15. The time of payment of any and all Post-Petition Obligations of the Call Center Debtors to Lender arising out of or incurred pursuant to the DIP Financing Documents shall not be altered, extended or impaired by any plan or plans of reorganization that may hereafter be accepted or confirmed or any further orders of the Court which may hereafter be entered.

         16. Each of the following shall constitute an "Event of Default" for purposes of this Order:

                  (a) the Call Center Debtors' Chapter 11 cases are either dismissed or converted to Chapter 7 cases;

                  (b) a trustee, or an examiner with expanded powers to operate the Call Center Debtors' business, is appointed in the Call Center Debtors' Chapter 11 cases;

                  (c) Intentionally omitted.

                  (d) the Call Center Debtors file any plan of reorganization, or any plan of reorganization with respect to the Call Center Debtors is confirmed, that does not comply with the treatment of the Pre-Petition Obligations and/or the Adequate Protection Claim set forth in the Settlement Stipulation;

                  (e) the Call Center Debtors fail to file a plan of reorganization that complies with the treatment of the Pre-Petition Obligations and/or the Adequate Protection Claim set forth in the Settlement Stipulation (a "Complying Plan") and an accompanying disclosure statement on or before January 15, 2006; the Call Center Debtors fail to obtain confirmation of a Complying Plan on or before ninety (90) days after the date of filing of the Complying Plan or the first hearing date thereafter made available by the Court for such purpose if the Court will not provide a hearing date for such purpose prior to such date, and/or the "effective date" of the confirmed Complying Plan has not occurred within thirty (30) days after the date of entry of the confirmation order;

                  (f) the Court enters an order authorizing the sale of all or substantially all assets of the Call Center Debtors that does not provide for the payment in full of the Obligations in cash upon the closing of the sale, unless otherwise agreed by Lender in its sole and absolute discretion;

                  (g) the Call Center Debtors cease operations of its present business or take any material action for the purpose of effecting the foregoing without the prior written consent of Lender, except to the extent contemplated by the Budget;

                  (h) this Order is reversed, vacated, stayed, amended, supplemented or otherwise modified in a manner which shall, in the sole opinion of Lender, materially and adversely affect the rights of Lender hereunder or shall materially and adversely affect the priority of any or all of Lender's Liens;

                  (i) the occurrence of an Event of Default under the Post-Petition Agreement;

                  (j) the Call Center Debtors expend any funds or monies for any purpose other than those set forth on the Budget and/or for the Carve-Out;

                  (k) (1) the Call Center Debtors fail to be cash flow positive on a collective basis from and after the ninetieth (90th) day following the date of entry of this Order, or (2) the Call Center Debtors miss their cash flow projections (i.e. receipts less disbursements) as set forth in the Budget by more than a 10% negative variance (measured monthly for the first month and thereafter cumulatively) provided, however, that the Carve-Out shall not be included in calculating the 10% negative variance;

                  (l) the occurrence of a material adverse change in (1) the condition (financial or otherwise), operations, assets, business or business prospects of the Call Center Debtors, (2) the Call Center Debtors' ability to pay the Post-Petition Obligations in accordance with the terms of the DIP Financing Documents, or (3) the value of the Collateral;

                  (m) non-compliance or default by the Call Center Debtors with any of the terms and provisions of this Order; provided, however, that said non-compliance or default shall not be deemed an Event of Default if curable and cured by the Call Center Debtors with five (5) business days after notice of such non-compliance or default is given to the Call Center Debtors' counsel and Committee counsel by Lender.

         17. Upon the occurrence of an Event of Default, as such term is defined in the preceding paragraph of this Order and the giving of written notice thereof by facsimile or e-mail transmission (the "Default Notice") by Lender to the Call Center Debtors', the Committee's and the U.S. Trustee's respective counsel (the "Noticed Parties"), or upon the occurrence of the Expiration Date (as such term is defined below);

                  (a) Lender shall have no further obligation to make loans, advances, and/or other financial accommodations to the Call Center Debtors;

                  (b) Lender shall have the right, free of the restrictions of Bankruptcy Code ss. 362 or under any section of the Bankruptcy Code or applicable law or rule, to take immediate reasonable action to protect the Collateral from harm, theft and/or dissipation;

                  (c) with respect to any Event of Default, the Noticed Parties shall have five (5) business days from the receipt of the Default Notice (the "Remedy Notice Period") to cure the default (if curable) or obtain an order of the Court on notice to Lender enjoining or restraining Lender from exercising its rights and remedies based upon the Event of Default specified in the Default Notice ("Restraint on Remedies"), provided that the sole grounds on which any of the Noticed Parties may seek a Restraint on Remedies shall be to allege either non-occurrence, non-continuance (if applicable) or timely cure of the Event of Default specified in the Default Notice;

                  (d) the Call Center Debtors shall cease the use of Collateral and/or Cash Collateral, Lender may impose an "administrative freeze" with respect to any funds of the Call Center Debtors at or on deposit with Lender, the Post-Petition Obligations shall be due and payable, and Lender shall have the right, free of the restrictions of Bankruptcy Code ss. 362 or under any other section of the Bankruptcy Code or applicable law or rule, to exercise its contractual, legal and equitable rights and remedies as to all or such part of the Collateral to the extent of the Post-Petition Obligations as Lender, in its sole and absolute discretion, shall elect: (1) with respect any Event of Default, five (5) business days after the expiration of the Remedy Notice Period unless a Restraint on Remedies has timely been obtained from the Court; or (2) upon the occurrence of the Expiration Date, immediately.

         18. The Call Center Debtors shall provide Lender with such written reports, certified by an officer of the Call Center Debtors acceptable to Lender to be accurate to the best of such officer's knowledge, information and belief, as are required under the Pre-Petition Agreements and the Post-Petition Agreement, and such additional written reports as Lender, in its reasonable discretion, shall require.

         19. Lender shall have the right, upon one (1) business day telephone or facsimile-transmitted written notice to the Call Center Debtors, at any time during the Call Center Debtors' normal business hours, to inspect, audit, examine, check, make copies of or extracts from the books, accounts, checks, orders, invoices, bills of lading, correspondence and other records of the Call Center Debtors, and to inspect, audit and monitor all or any part of the Collateral, and the Call Center Debtors shall make all of same available to Lender and its respective representatives, for such purposes, provided that such audit shall not unreasonably disrupt the Call Center Debtors' ordinary course business operations. Lender's agents, employees, independent contractors, representatives or retained professionals may make recommendations to Call Center Debtors regarding cost-cutting measures and the implementation thereof as contemplated by the Budget and/or any draft or final business plan of the Call Center Debtors, and to discuss any of the foregoing with Call Center Debtors' officers, retained professional or employees, all without Lender being deemed to be in control of, or a fiduciary for, any of Call Center Debtors. The failure of the Call Center Debtors to follow any such recommendations shall not be an Event of Default under this Order or under the Post-Petition Agreement.

         20. Except as otherwise permitted pursuant to the Settlement Stipulation and the Budget, until such time as all Obligations of the Call Center Debtors to Lender have been repaid in full, the pre-petition clearing, dominion, lockbox and similar accounts maintained by or on behalf of the Call Center Debtors pursuant to the Pre-Petition Agreements at certain banking institutions for the collection of the proceeds of Lender's Collateral (including without limitation receivables and other proceeds arising from the Call Center Debtors' sales of inventory and/or performance of services) in the ordinary course of the Call Center Debtors' business ("Collections"), and the payment procedures under which such accounts are administered (collectively, the "Collection Accounts and Procedures"), shall continue in full force and effect unless otherwise directed by Lender. Without limitation of the foregoing, from and after the date of the Interim Order, the Call Center Debtors shall remit to Lender such cash, cash equivalents and checks as are Collections to Lender, and/or shall cause customers and account debtors of the Call Center Debtors to remit such cash, cash equivalent and checks as are Collections to Lender, in accordance with the Collection Accounts and Procedures and in accordance with the terms and conditions of the Pre-Petition Agreements. Lender shall make Collections and/or Cash Collateral available to the Call Center Debtors in accordance with the Budget subject to the terms and conditions of this Order.

         21. To the extent that as of the date of this Order, the Call Center Debtors maintains custody and/or control of any cash, cash equivalents or checks, whether in its possession, in bank accounts, in lockbox accounts or otherwise, in contravention of the requirements of the Collection Accounts and Procedures, and such cash, cash equivalents or checks are proceeds of Lender's Collateral, upon entry of this Order the Call Center Debtors shall deliver such cash, cash equivalents or checks, and the proceeds thereof, to Lender.

         22. Except as otherwise permitted pursuant to the Settlement Stipulation and the Budget, the Call Center Debtors and any successor to the Call Center Debtors, including without limitation any successor trustee or trustees, shall (a) assign or direct to Lender any and all payments, proceeds or other consideration ("Proceeds") realized upon the sale, liquidation, collection or disposition of the Collateral other than in the ordinary course of the Call Center Debtors' business (a "Disposition"), including without limitation the proceeds of sales other than in the ordinary course of business authorized pursuant to Bankruptcy Code ss. 363 and/or or any plan of reorganization, and
(b) immediately deliver any and all Proceeds which come into their possession to Lender in the form received, which Proceeds shall be applied to reduce the Obligations. In furtherance of the foregoing, neither the Call Center Debtors nor the Committee shall seek to cause the escrow of, enjoin Lender's receipt of, or otherwise withhold from Lender any Proceeds of any Disposition, and any order of the Court authorizing a Disposition shall provide for Lender's receipt of Proceeds in accordance with the provisions of this paragraph.

         23. Except as otherwise permitted pursuant to the Settlement Stipulation and the Budget and subject to the Carve-Out, Lender is authorized, notwithstanding the provisions of Bankruptcy Code ss. 362, to retain and apply Collections and Proceeds (whether received in the ordinary course of the Call Center Debtors' business, or pursuant to a Disposition, or as recoveries of any claim or cause of action of the Call Center Debtors that is included in the Collateral, or otherwise) (a) first to the repayment of the Bankruptcy Claim in accordance with the provisions of the Post-Petition Agreement and of this Order, and (b) second to the repayment of the Pre-Petition Obligations as set forth in the Pre-Petition Agreements in accordance with the provisions of Bankruptcy Code ss. 506(b) and of this Order. Such applications of Collections and Proceeds shall be free and clear of any claim, charge, assessment or other liability including, without limitation, any such claim or charge arising out of or based on, directly or indirectly, Bankruptcy Code ss.ss. 506(c) or 552(b).

         24. Without prejudice to the rights of the Committee and third parties to the extent set forth in the following paragraph of this Order, (a) the validity, extent, priority, perfection, enforceability and non-avoidability of Lender's and Sands' pre-petition claims against the Debtors and/or of Lender's and Sands' Liens shall not be subject to challenge by any of the Debtors (for purposes of this paragraph, the term "Debtors" shall include the Debtors together with their estates, successors and assigns), (b) the Debtors shall not seek to avoid or challenge (whether pursuant to Chapter 5 of the Bankruptcy Code or otherwise) any transfer made by or on behalf of the Debtors to or for the benefit of Lender or Sands prior to the Petition Date, and (c) the Debtors release, waive and affirmatively agree not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, recoupments, setoffs or other rights that it may have to contest or impose liability or seek equitable relief against Lender and/or Sands arising from or relating to (1) any Defaults or Events of Default (as defined in the Pre-Petition Agreements) which were or could have been declared by Lender or Sands as of the Petition Date, (2) any provisions of the Pre-Petition Agreements, (3) the amount of the Debtors' indebtedness to Lender or Sands as of the Petition Date, (4) the conduct of Lender or Sands in administering the pre-petition business relationship between the Debtors and Lender and Sands, including without limitation "lender liability" and/or "deepening insolvency" claims and causes of action, and/or (5) any and all other pre-petition acts or omissions. Lender shall have no Carve-Out obligations to the Call Center Debtors or to any of the Call Center Debtors' Professionals with respect to any investigation or litigation (whether threatened or pending) by the Call Center Debtors with respect to any matter released, waived or specified as not subject to challenge by the Call Center Debtors pursuant to this paragraph.

         25. Notwithstanding the Debtors' release and waiver set forth in the preceding paragraph of this Order, the Committee and any third party shall have through and until January 16, 2006 to commence an adversary proceeding against Lender and/or Sands for the purpose of (1) challenging the validity, extent, priority, perfection, enforceability and non-avoidability of Lender's and Sands' pre-petition claims against the Debtors and/or Liens, (2) seeking to avoid or challenge (whether pursuant to Chapter 5 of the Bankruptcy Code or otherwise) any transfer made by or on behalf of the Debtors to or for the benefit of Lender or Sands prior to the Petition Date, and/or (3) seeking damages or equitable relief against Lender or Sands with respect to any legal or equitable claim or cause of action available to the Debtors or the Debtors' estates, including without limitation with respect to the conduct of Lender or Sands in administering the pre-petition business relationship between the Debtors and Lender and Sands, including without limitation "lender liability" and/or "deepening insolvency" claims and causes of action. If the Committee or any third party fails to commence such an adversary proceeding or file such a motion (a "Challenge") within the applicable time period shall be barred forever from doing so. Notwithstanding the foregoing, (a) the Debtors' release and waiver set forth in the preceding paragraph of this Order shall be binding upon the Committee and third parties upon entry of the 9019 Order, and (b) the claims and causes of action, if any, of third parties against Lender and/or Sands which are direct and not derivative of claims or causes of action of the Debtors and/or the Debtors' estates are excluded from the foregoing release and waiver and shall be retained in full by any such a third party. The foregoing is without prejudice to any and all of Lender's and Sands' legal and equitable claims, counterclaims, defenses and/or rights of offset and setoff in response to any such Challenge, all of which are reserved, expect that Lender shall not object to the Committee's standing (derivative, equitable or otherwise) to timely commence a Challenge on behalf of the Debtors' estates including under and pursuant to Bankruptcy Code ss.ss. 1103(c)(5) and 1109(b). The foregoing shall in no event revive, renew or reinstate any applicable statute of limitations which may have expired prior to the date of initiation of such Challenge. Nothing contained herein shall limit the Court's ability to fashion an appropriate remedy should the Court determine, by final order resulting from an adversary proceeding or motion timely commenced in accordance with the provisions of this paragraph, such Challenge adverse to Lender or Sands. Lender shall have no Carve-Out obligations to any person or entity (including without limitation the Committee) or to any of Professional of any such person or entity with respect to any Challenge (whether threatened or pending) against Lender or Sands with respect to any matter set forth in this paragraph, except that the Carve-Out may be used by the Committee for the investigation of any matter set forth in this paragraph.

         26. Lender shall be entitled to the benefits and protections of this Order, including the protections afforded pursuant to Bankruptcy Code ss. 364(e), with respect to all loans, advances and/or financial accommodations made by Lender to or for the benefit of the Call Center Debtors pursuant to this Order. Pursuant to the provisions of Bankruptcy Code ss. 364(e), the Post-Petition Lien shall be binding on the Call Center Debtors or any successor trustee or trustees even if this Order is reversed or modified on appeal.

         27. The terms and conditions of this Order shall be: (a) immediately enforceable pursuant to Bankruptcy Rule 8005; and (b) not be stayed absent (1) an application by a party in interest for such stay in conformance with such Bankruptcy Rule 8005, and (2) a hearing upon notice to the Call Center Debtors and Lender.

         28. The provisions of this Order and any actions taken pursuant hereto shall survive entry of any orders which may be entered confirming any plan of reorganization or which may be entered converting this case from Chapter 11 to Chapter 7 of the Bankruptcy Code. The terms and provisions of this Order, as well as the claims, liens, mortgages, pledges and security interests granted by this Order, shall continue in this or any superseding case under the Bankruptcy Code and shall continue notwithstanding any dismissal of the Call Center Debtors' bankruptcy case (and any such order of dismissal shall so provide), and such claims, liens, mortgages and security interests shall maintain their priority as provided by this Order until the Call Center Debtors' Obligations to Lender are satisfied in full. No Proceeds, Cash Collateral or Carve-Out may be used by any party in interest seeking to modify any of the rights granted to Lenders under this Order or any other DIP Financing Document without Lender's prior written consent.

         29. Lender and the Call Center Debtors may amend, modify, supplement and/or waive the provisions of the Pre-Petition Agreements and/or Post-Petition Agreement, without further order of the Court, provided that such amendments, modifications, supplements and/or waivers that are non-material, technical and/or ministerial.

         30. To the extent that any of the provisions of this Order shall conflict with any of the provisions of the Pre-Petition Agreements or the Post-Petition Agreement, this Order is deemed to control and shall supersede the conflicting provision(s) in said agreement(s). To the extent that any of the provisions of this Order shall conflict with any prior order of the Court authorizing the Call Center Debtors to continue the use of pre-petition bank accounts, cash management systems and/or business forms, or any similar orders, then this Order is deemed to control and supersede the conflicting provision(s) in said orders.

         31. The DIP Financing Documents shall be in effect for the period commencing with the date of entry of the Interim Order through and including the earlier of (w) September 4, 2006, (x) the last business day of the last Budget period set forth on the initial Budget annexed to the Interim Order or on any Extension Budget, (y) the date of completion of an initial public offering of common stock of VOXX as reorganized entity or (z) the effect date of any plan of reorganization of the Call Center Debtors unless such plan of reorganization provides for the continuation of the DIP Facility subsequent to such effective date on the same terms and conditions as set forth in the DIP Financing Documents as a post-confirmation secured credit facility between Lender and the Call Center Debtors as reorganized entities (the earliest to occur of any such dates being the "Expiration Date"). For purposes of this Order, an "Extension Budget" shall be any Budget for any period following the expiration of the Budget annexed to the Interim Order that (a) is mutually agreeable to Lender, the Call Center Debtors and the Committee, or (b) has been authorized by further order of the Court upon prior written notice to any of Lender and/or the Committee that may not have approved such Budget and a hearing. Creditors shall have ten (10) days from the entry of this order within which to file and serve any objection to the relief granted herein; in the event no such objections are timely filed and served, this order shall become final and non-appealable. [INITIALS, ILLEGIBLE]

                                      ###

Submitted by:

Michael D. Seese, Esq.
KLUGER, PERETZ, KAPLAN & BERLIN, P.L.
Attorneys for the Debtors
Miami Center, 17th Floor
201 S. Biscayne Boulevard
Miami, FL 33131
Telephone: (305) 379-9000
Facsimile: (305) 351-3801
Copies to:
Michael D. Seese (Seese is directed to serve a copy of this order upon all interested parties and file a certificate of service).